SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Western Asset Managed Municipals Fund Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WESTERN ASSET MANAGED MUNICIPALS FUND INC.

(NYSE: MMU)

620 Eighth Avenue, 47th Floor, New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 14, 2022

To the Stockholders:

The Annual Meeting of Stockholders of Western Asset Managed Municipals Fund Inc. (the “Fund”) will be held solely by means of remote communication in a virtual-only format on Friday, October 21, 2022 at 10:00 a.m., New York time, (the “Meeting”) for the following purposes:

1.

A proposal to elect two Class II Directors to be elected by the holders of Common Stock and Preferred Shares, voting together as a single class, to the Fund’s Board of Directors; and one Class II Director to be elected by the holders of Preferred Shares to the Fund’s Board of Directors (Proposal No. 1); and

2.	A proposal to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended May 31, 2023 (Proposal No. 2); and

3.	The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

Due to recommendations from public officials and public health and travel concerns arising from the coronavirus known as COVID-19, the Fund will conduct the meeting as a virtual-only meeting. The Meeting will be held at the following Meeting website: https://meetnow.global/MY5QWSJ. To participate in the Meeting, shareholders of each Fund must enter the control number found on their proxy card. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. If it is determined that the Meeting will be held at a different time or in a different location or format (i.e., an in-person or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

The Board of Directors has fixed the close of business on September 1, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

George P. Hoyt

Secretary

September 14, 2022

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (which will be made available to you separately) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

Instructions for Telephone/Internet Voting

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the proxy card or voting instruction form.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

(NYSE: MMU)

620 Eighth Avenue, 47th Floor, New York, New York 10018

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Western Asset Managed Municipals Fund Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held solely by means of remote communication in a virtual-only format on Friday, October 21, 2022 at 10:00 a.m., New York time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).

This Proxy Statement and the accompanying materials are being made available to stockholders on or about September 14, 2022.

Due to recommendations from public officials and public health and travel concerns arising from the coronavirus known as COVID-19, the Fund will conduct the meeting as a virtual-only meeting. The Meeting will be held at the following Meeting website: https://meetnow.global/MY5QWSJ. To participate in the Meeting, shareholders of each Fund must enter the control number found on their proxy card. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. If it is determined that the Meeting will be held at a different time or in a different location or format (i.e., an in-person or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

We encourage shareholders to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. Accordingly, the Meeting website will become accessible to shareholders beginning at approximately 9:00 a.m. (Eastern Time) on October 20, 2022. For questions relating to participation at the Meeting by remote communication, please call the Computershare Fund Services (“Computershare”) technical support number at (888) 888-0151.

If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare. Shareholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 9:00 a.m. (Eastern Time) on October 20, 2022. Shareholders will receive a confirmation email from Computershare of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.

This Proxy Statement and the accompanying materials are being made available to stockholders on or about September 14, 2022.

The Fund is organized as a Maryland corporation and is a registered investment company.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”), whose principal business address is 280 Park Avenue, New York, NY 10017, is the Fund’s investment adviser and administrator. Western Asset Management Company, LLC (“Western Asset”) serves as the Fund’s subadvisor. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. LMPFA and Western Asset are all indirect wholly-owned subsidiaries of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton.

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at 1-866-875-8614.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted “FOR” the election of each nominee in Proposal 1 and “FOR” Proposal 2. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund’s By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund’s common stock entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes, if any, will be treated as shares that are present but which have not been voted. In the event of any conflict between a description of the Fund’s By-Laws in the proxy statement and the Fund’s By-Laws, the Fund’s By-Laws will control.

The Board has fixed the close of business on September 1, 2022 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. As of the Record Date, the Fund has two classes of shares: Common Stock, par value $.001 per share, and preferred shares, consisting of municipal auction rate cumulative preferred stock (“ARPS”) and variable rate demand preferred stock (“VRDPS” and together, the “Preferred Shares”), which have a liquidation preference in the amount of $25,000 per share (collectively with the Common Stock, the “Shares”). Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each Share held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 43,367,851 shares of Common Stock, 1,105 shares of ARPS outstanding and 8,703 shares of VRDPS outstanding.

Annual reports are sent to stockholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 620 Eighth Avenue, 47th Floor, New York, New York 10018 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds or on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the votes entitled to be cast (i.e., a majority of the Fund’s outstanding shares as of the Record Date) at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Fund, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1 and “FOR” Proposal 2.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed and dated proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of Proposal 1 and Proposal 2.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed and dated proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of Proposal 1 and Proposal 2. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, the persons named as proxies may vote your shares in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

The Fund has opted into and is subject to the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). Generally, the MCSAA provides that a holder of “control shares” (as defined in the MCSAA) of a Maryland corporation (e.g., the Fund) acquired in a “control share acquisition” (as defined in the MCSAA) will not be entitled to vote its “control shares” unless the other stockholders of the corporation reinstate those voting rights at a meeting of stockholders by a vote of two-thirds of the votes entitled to be cast on the matter, excluding the “acquiring person” (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”) and any other holders of “interested shares” (as defined in the MCSAA).

Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA, or (c) to acquisitions of shares approved or exempted by a provision contained in the charter or bylaws of the corporation and adopted at any time before the acquisition of the shares. Stockholders (together with any “associated persons” (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of directors are not affected by the restrictions on voting rights under the MCSAA. In addition, the Fund’s bylaws provide that the MCSAA will not apply to any acquisition or proposed acquisition of shares of stock of the Fund by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities.

Accordingly, any of the Fund’s outstanding shares that are deemed to be “control shares” under the MCSAA will have no voting rights at the Meeting.

Required Vote

•

Two Directors are elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Common Stock and Preferred Shares voting together as a single class at a Meeting at which a quorum is present. One Director is elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Preferred Shares at a Meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes are votes entitled to be cast, and will therefore have the same effect as votes “against” the election of that Director.

•

With respect to the ratification of PwC as the independent registered public accountants, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a Meeting at which a quorum is present, will decide the ratification of PwC as the independent registered public accountants. For purposes of the ratification of PwC as the independent registered public accountants, abstentions and broker non-votes, if any, will be counted as represented at the meeting and will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the ratification proposal.

If the necessary quorum to transact business or the vote required to elect each of the nominees is not obtained at the meeting, or, if in the discretion of the chairman of the meeting, it is advisable to defer action on the election of the nominees and/or the ratification of PwC as the independent registered public accountants, the chairman of the meeting may adjourn the meeting with respect to one or more proposals, or the persons named as proxies may propose one or more adjournments of the meeting, to permit further solicitation of proxies. The meeting may be adjourned from time to time without further notice other than announcement at the meeting at which the adjournment is taken. If the meeting is adjourned for more than 120 days after the original record date for the meeting, the Board will fix a new record date for such meeting. Any proxy received by the Fund from a stockholder who was a stockholder of record on both the record date originally set for the meeting and the new record date for such meeting will remain in full force and effect unless explicitly revoked by the applicable stockholder. Alternatively, the Fund could postpone the meeting with respect to one or more proposals. The persons named as proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the meeting may be voted on either in person or by authorized proxy.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on October 21, 2022

The proxy statement and related materials are available at https://www.proxy-direct.com/lmf-32909

Proposal No. 1: Election of Directors

In accordance with the Fund’s charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. Under the terms of the Fund’s charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund (the “Preferred Share Directors”). Paolo M. Cucchi and Nisha Kumar have been designated as the Preferred Share Directors. Ms. Kumar is nominated for election at this meeting. The charter also provides that the remaining Directors shall be elected by holders of Common Stock and Preferred Shares, voting together as a single class. At the Meeting, the holders of the Fund’s Common Stock and Preferred Shares voting together as a single class will be asked to elect two Class II Directors, Daniel P. Cronin and Eileen A. Kamerick. The terms of office of the Class II Directors expire at the Annual Meetings of Stockholders in the year 2025, or thereafter in each case when their respective successors are duly elected and qualified. The terms of the remaining Class I and Class III Directors expire at the year 2024 and 2023 Annual Meeting of Shareholders, respectively, or thereafter until their successors have been duly elected and qualified or until they resign or otherwise removed. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of the nominees named below. Each of the nominees is currently a member of the Fund’s Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion.

Certain information concerning the nominees is set forth on the following page.

Persons Nominated for Election as Directors

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominees to serve as Class II Directors until the 2025 Annual Meeting of Stockholders NON-INTERESTED DIRECTORS

Daniel P. Cronin Birth year: 1946	Director and Member of Audit, Compensation and Pricing and Valuation Committees and Chair of Nominating Committee	Since 2006	Retired; formerly, Associate General Counsel, Pfizer, Inc. (prior to and including 2004)	20	None

Eileen A. Kamerick Birth year: 1958	Director and Member of Nominating, Compensation and Pricing and Valuation Committees and Chair of Audit Committee	Since 2013	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019 and NACD 2022 Directorship 100 honoree) and financial expert; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)	20	Director of ACV Auctions Inc. (since 2021); Director of Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); formerly Trustee of AIG Funds and Anchor Series Trust (2018 to 2021)

1)

Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Board, Legg Mason & Co., LLC (“Legg Mason & Co.”), 620 Eighth Avenue, 47th Floor, New York, NY 10018.

**	The term “Fund Complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominees to serve as Class II Directors until the 2025 Annual Meeting of Stockholders (continued) NON-INTERESTED DIRECTORS

Nisha Kumar Birth year: 1970	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Coordinator of Alternative Investments	Since 2019	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009). Member of the Council on Foreign Relations	20	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017-2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

The following table provides information concerning the remaining Directors of the Fund: Class I Directors Serving until the 2024 Annual Meeting of Stockholders NON-INTERESTED DIRECTORS

Carol L. Colman, CFA Birth year: 1946	Director and Member of Audit, Nominating and Compensation Committees and Chair of Pricing and Valuation Committee	Since 2006	President, Colman Consulting Co. (consulting)	20	None

Paolo M. Cucchi Birth year: 1941	Director and Member of Audit, Nominating and Pricing and Valuation Committees and Chair of Compensation Committee	Since 2001	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University	20	None

(1)

Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Board, Legg Mason & Co., LLC (“Legg Mason & Co.”), 620 Eighth Avenue, 47th Floor, New York, NY 10018.

**	The term “Fund Complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class I Directors Serving until the 2024 Annual Meeting of Stockholders (continued) INTERESTED DIRECTOR

Jane E. Trust, CFA* Born 1962	Chairman, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co.; Senior Vice President of LMPFA (2015)	128	None

Class III Directors serving until the 2023 Annual Meeting of Stockholders NON-INTERESTED DIRECTORS

Robert D. Agdern Birth year: 1950	Director and Member of Nominating, Audit, Compensation, Pricing and Valuation Committees and Compliance Liaison	Since 2015	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).	20	None

William R. Hutchinson Birth year: 1942	Lead Independent Director and Member of Audit, Nominating, Compensation and Pricing and Valuation Committees	Since 1995	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)	20	Director (1994 to 2021) and Non-Executive Chairman of the Board (December 2009 to April 2020), Associated Banc-Corp. (financial services company)

(1)

Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Board, Legg Mason & Co., LLC (“Legg Mason & Co.”), 620 Eighth Avenue, 47th Floor, New York, NY 10018.

*	Ms. Trust is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because she is an officer of LMPFA and certain of its affiliates.

**	The term “Fund Complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Franklin Templeton. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Ms. Kumar, financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2021:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Robert D. Agdern	A	C
Carol L. Colman	A	E
Daniel P. Cronin	A	E
Paolo M. Cucchi	A	C
William R. Hutchinson	E	E
Eileen A. Kamerick	A	E
Nisha Kumar	A	A
INTERESTED DIRECTOR
Jane E. Trust	A	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

(2)

The term, “Family of Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At September 1, 2022, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s Common Stock and Preferred Shares.

No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund’s knowledge, had any interest in the Fund’s investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Franklin Resources, Inc. as of December 31, 2021.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended May 31, 2022 and the total compensation paid to each Director during the calendar year ended December 31, 2021. The Directors listed below are members of the Fund’s Audit, Nominating, Compensation and Pricing and Valuation Committees, as well as committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended May 31, 2022 by the Fund to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 05/31/22 ($)	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/21 ($)
Directorships(2)
Robert D. Agdern	25,760	284,000
Carol L. Colman	27,584	304,000
Daniel P. Cronin	27,128	299,000
Paolo M. Cucchi	25,760	284,000
William R. Hutchinson	30,775	341,000
Eileen A. Kamerick	28,952	319,000
Nisha Kumar	26,403	284,000

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	Each Director currently holds 20 investment company directorships within this Fund Complex.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including LMPFA and Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Directors review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Nominating Committee, Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended May 31, 2022, the Board of Directors held four regular meetings and three special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee, the Nominating Committee, Compensation Committee and Pricing and Valuation Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of eight directors, seven of whom are Independent Directors. Jane E. Trust serves as Chairman of the Board. Ms. Trust is an “interested person” of the Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset, the Fund’s subadviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi, Hutchinson. Ms. Kamerick serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” Mr. Hutchinson and Ms. Kumar have also been determined by the Board to each be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. This Committee met five times during the fiscal year ended May 31, 2022. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi, Hutchinson. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met four times during the fiscal year ended May 31, 2022. The Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Further, the Fund has adopted Director qualification requirements which can be found in the Fund’s bylaws and are applicable to all Directors that may be nominated or elected to serve as Directors, unless a majority of the Board of Directors then in office determine by resolution that failure to satisfy a particular qualification requirement will not present undue conflicts or impedethe ability of the individual to discharge the duties of a Director or the free flow of information among Directors or between LMPFA and the Board of Directors. The qualification requirements include: (i) experience requirements; (ii) limits on service on other boards; and (iii) character and fitness requirements. The Nominating Committee, in its sole discretion, determines whether an individual satisfies these qualifications.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing and Valuation Committee

The Fund’s Pricing and Valuation Committee is composed of all of the Independent Directors. The members of the Pricing and Valuation Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi, Hutchinson. Ms. Colman serves as Chair of the Fund’s Pricing and Valuation Committee. The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the Fund. The Pricing and Valuation Committee met four times during the fiscal year ended May 31, 2022.

Compensation Committee

The Fund’s Compensation Committee is composed of all of the Independent Directors. The members of the Compensation Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin, Cucchi, Hutchinson. Mr. Cucchi serves as Chair of the Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. The Compensation Committee met once during the fiscal year ended May 31, 2022. The Compensation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and the Manager to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Manager regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Officers

The Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. Officers of the Fund receive no compensation from the Fund although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. In addition to Ms. Trust, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years

Fred Jensen Franklin Templeton 280 Park Avenue New York, NY 10017 Birth year: 1963	Chief Compliance Officer	Since 2020	Director - Global Compliance of Franklin Templeton (since 2020); formerly, Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003).

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years

George P.Hoyt Franklin Templeton 100 First Stamford Place Stamford, CT 06902 Birth year: 1965	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2020); formerly, Managing Director (2006 to 2020) and Associate General Counsel for Legg Mason & Co. and Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902 Birth year: 1962	Senior Vice President	Since 2022	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Jeanne M. Kelly Franklin Templeton 280 Park Avenue New York, NY 10017 Birth year: 1951	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (since 2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

Christopher Berarducci Franklin Templeton 280 Park Avenue New York, NY 10017 Birth year: 1974	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director 2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers and persons who own more than 10% of the Fund’s common stock, as well as LMPFA and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, Inc. (“NYSE”). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended May 31, 2022, all such filing requirements were met with respect to the Fund.

Proposal No. 2: Selection of the Independent Public Accountants

PwC, independent registered public accountants, has been selected by the Audit Committee and the Board to examine the Fund’s financial statements for the fiscal year ending May 31, 2023. A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on July 20, 2022, the Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, which supersedes SAS No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by the standards of the Public Company Accounting Oversight Board, and discussed with PwC the independent registered public accounting firm’s independence.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended May 31, 2022.

Submitted by the Audit Committee

of the Fund’s Board of Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

July 20, 2022

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2021 and May 31, 2022 for professional services rendered by PwC for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements were $46,116 in May 31, 2021 and $46,116 in May 31, 2022.

Audit-Related Fees. The aggregate fees billed by PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended May 31, 2021 and May 31, 2022 was $0 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended May 31, 2021 and May 31, 2022 for assurance and related services by PwC to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended May 31, 2021 and May 31, 2022 were $0 and $9,750, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed by PwC to the Service Affiliates for tax services for the fiscal years ended May 31, 2021 and May 31, 2022 that were required to be approved by the Fund’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended May 31, 2021 and May 31, 2022.

There were no other non-audit services rendered by PwC to the Service Affiliates in the fiscal years ended May 31, 2021 and May 31, 2022.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

The Audit Committee approved 100% of the Audit Related Fees, Tax Fees and Other Fees, if any, for each of the fiscal years ended May 31, 2021 and May 31, 2022.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by PwC for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended May 31, 2021 and May 31, 2022 were $773,011 and 343,489, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining PwC’s independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Board Recommendation and Required Vote

With respect to the proposal to elect the Board Nominees, Mr. Cronin and Ms. Kamerick are elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Common Stock and Preferred Shares voting together as a single class at a meeting at which a quorum is present, and Ms. Kumar is elected by a majority of the votes entitled to be cast by the holders of the Fund’s Preferred Shares at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes are votes entitled to be cast and will therefore have the same effect as votes “against” the election of that Director.

With respect to the proposal to the ratification of PwC as the independent registered public accountants, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a meeting at which a quorum is present, will decide the ratification of PwC as the independent registered public accountants. For purposes of the ratification of PwC as the independent registered public accountants, abstentions and broker non-votes, if any, will be counted as represented at the meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the ratification proposal.

The Board of Directors, including the Directors who are not “interested” persons unanimously recommends that stockholders of the Fund vote “FOR” each of the nominees for Director and “FOR” the ratification of the selection of PwC as the independent registered public accountants.

5% Beneficial Ownership

At September 1, 2022, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding are noted in the table below. As of the close of business on September 1, 2022, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 43,295,684 shares, equal to approximately 99% of the Fund’s outstanding shares of Common Stock and 9,808 Preferred Shares or 100% of the Fund’s Preferred Shares, including the shares shown below.

Class	Number of Shares	Percent	Name	Address
ARPS	74	6.7%(1)	Bank of America Corporation	100 North Tryon Street Charlotte North Carolina, 28255
Common	2,546,688	5.87%(2)	First Trust Portfolios L.P. and affiliates	120 East Liberty Drive Suite 400 Wheaton, Illinois 60187

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on February 1, 2021.
(2)	Based upon information obtained from Schedule 13 filed with the SEC on January 18, 2022.

Submission of Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2023 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than May 17, 2023. Any stockholder who desires to bring a proposal at the 2023 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, & Co., LLC, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from April 17, 2023 to May 17, 2023. However, if the Fund’s 2023 Annual Meeting of Stockholders is held earlier than September 21, 2023 or later than November 20, 2023, such written notice must be delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2023 Annual Meeting of Stockholders and no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2023 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2023 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Franklin Templeton

Compliance Department

280 Park Avenue

New York, New York 10017

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

Western Asset Managed Municipals Fund Inc.

Audit Committee Chair

c/o Franklin Templeton

Compliance Department

280 Park Avenue

New York, New York 10017

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund and are expected to be approximately $48,181. Proxies may also be solicited in-person by officers of the Fund and by regular employees of LMPFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

George P. Hoyt

Secretary

September 14, 2022

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

https://meetnow.global/MY5QWSJ

on October 21, 2022 at 10:00 a.m.

Eastern Time

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

                         Please detach at perforation before mailing.

PROXY	WESTERN ASSET MANAGED MUNICIPALS FUND INC. PROXY FOR THE ANNUAL MEETING OF COMMON STOCKHOLDERS TO BE HELD ON OCTOBER 21, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned, hereby appoints Jane Trust, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, and Marc De Oliveira attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Western Asset Managed Municipals Fund Inc. (the “Fund”), to attend the Annual Meeting of Stockholders of Western Asset Managed Municipals Fund Inc. scheduled to be held via live webcast at the following Website: https://meetnow.global/MY5QWSJ on October 21, 2022 at 10:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET:   www.proxy-direct.com

VOTE VIA THE TELEPHONE:   1-800-337-3503

CHANGE OF ADDRESS

MMU_32909_083022

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Common Stockholders to Be Held on October 21, 2022.

The Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-32909

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals	The Board of Directors unanimously recommends a vote “FOR” for the following proposals.

1.	Election of two Class II Directors to serve until the 2025 Annual Meeting of Stockholders:

		FOR	AGAINST	ABSTAIN
01.	Daniel P. Cronin	☐	☐	☐
02.	Eileen A. Kamerick	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accountants for the fiscal year ending May 31, 2023.	☐	☐	☐

        Any other business that may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	MMU 32909	xxxxxxxx

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

https://meetnow.global/MY5QWSJ

on October 21, 2022 at 10:00 a.m.

Eastern Time

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

                    Please detach at perforation before mailing.

PROXY	WESTERN ASSET MANAGED MUNICIPALS FUND INC. PROXY FOR THE ANNUAL MEETING OF PREFERRED STOCKHOLDERS TO BE HELD ON OCTOBER 21, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned, hereby appoints Jane Trust, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, and Marc De Oliveira attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock of Western Asset Managed Municipals Fund Inc. (the “Fund”), to attend the Annual Meeting of Stockholders of Western Asset Managed Municipals Fund Inc. scheduled to be held via live webcast at the following Website: https://meetnow.global/MY5QWSJ on October 21, 2022 at 10:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET:   www.proxy-direct.com

VOTE VIA THE TELEPHONE:   1-800-337-3503

CHANGE OF ADDRESS

MMU_32909_083022_Pref

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Preferred Stockholders to Be Held on October 21, 2022.

The Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-32909

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals	The Board of Directors unanimously recommends a vote “FOR” for the following proposals.

1.	Election of three Class II Directors to serve until the 2025 Annual Meeting of Stockholders:

		FOR	AGAINST	ABSTAIN
01.	Nisha Kumar	☐	☐	☐
02.	Daniel P. Cronin	☐	☐	☐
03.	Eileen A. Kamerick	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accountants for the fiscal year ending May 31, 2023.	☐	☐	☐

        Any other business that may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	MMU2 32909	xxxxxxxx